[LOGO OMITTED]     FIRST TRUST
                                            120 Liberty Drive, Wheaton, IL 60187

                                                              September 21, 2008


Re: FIRST TRUST STRATEGIC HIGH INCOME FUND III

Dear Valued Shareholder:

We need your help. We still need to get your proxy voting instructions for the Special Meeting of Shareholders of First Trust Strategic High Income Fund III. You are one of the largest shareholders who have yet to vote.

The Meeting is scheduled to be held on Wednesday, October 14th at 4:00 p.m. Central Time at the offices of First Trust Advisors L.P., advisor to the Fund, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. In early September you should have received proxy materials seeking your vote for the Special Meeting of Shareholders requesting your vote on two proposals. The first proposal is to approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P. and Hyperion Brookfield Asset Management, Inc. The second proposal is to approve a change in the Fund's industry concentration policy from being concentrated in residential mortgage-backed securities to being non-concentrated.

Your vote is very important. Every shareholder's vote counts regardless of the number of shares owned. As a shareholder of record of the First Trust Strategic High Income Fund III, your participation is critical to the outcome of this Meeting. If sufficient voting participation is not received by October 14th additional expenses of further solicitation efforts could be incurred.

Please cast your vote today. If you need another copy of the Proxy Statement, have any proxy-related questions, or wish to vote your proxy by phone, please call 1-866-530-8634 for assistance.

We have set up the following voting methods so that you will find one to be convenient and vote your shares today.

[GRAPHIC OMITTED]   1. Vote by Telephone. You may cast your vote by calling
                       our toll-free proxy hotline at 1-866-530-8634. Representatives are available to record your vote Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time .

[GRAPHIC OMITTED]   2. Vote by Touch-tone Phone. You may cast your vote by
                       telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]   3. Vote Through the Internet. You may cast your vote
                       using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]   4. Vote by Mail. You may cast your vote by signing,
                       dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the voting options above so that your vote will be received no later than October 14th.

Thank you for your assistance with this important matter. If you have voted since this letter was mailed, we thank you for casting your vote. Otherwise, please take a moment now to vote.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board

          The address and phone number of First Trust Advisors L.P. and
                 First Trust Strategic High Income Fund III are
          120 East Liberty Drive, Wheaton, IL 60187 and 630-765-8000.

                                                                            NOBO

                                                  [LOGO OMITTED]     FIRST TRUST
                                            120 Liberty Drive, Wheaton, IL 60187

                                                              September 21, 2008


Re: FIRST TRUST STRATEGIC HIGH INCOME FUND III

Dear Valued Shareholder:

We need your help. We still need to get your proxy voting instructions for the Special Meeting of Shareholders of First Trust Strategic High Income Fund III. You are one of the largest shareholders who have yet to vote.

The Meeting is scheduled to be held on Wednesday, October 14th at 4:00 p.m. Central Time at the offices of First Trust Advisors L.P., advisor to the Fund, located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. In early September you should have received proxy materials seeking your vote for the Special Meeting of Shareholders requesting your vote on two proposals. The first proposal is to approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P. and Hyperion Brookfield Asset Management, Inc. The second proposal is to approve a change in the Fund's industry concentration policy from being concentrated in residential mortgage-backed securities to being non-concentrated.

Your vote is very important. Every shareholder's vote counts regardless of the number of shares owned. As a shareholder of record of the First Trust Strategic High Income Fund III, your participation is critical to the outcome of this Meeting. If sufficient voting participation is not received by October 14th additional expenses of further solicitation efforts could be incurred.

Please cast your vote today. If you need another copy of the Proxy Statement, have any proxy-related questions, please call 1-866-530-8634 for assistance.

We have set up the following voting methods so that you will find one to be convenient and vote your shares today.


[GRAPHIC OMITTED]   1. Vote by Touch-tone Phone. You may cast your vote by
                       telephone by calling the toll-free number found on the enclosed proxy ballot(s).

[GRAPHIC OMITTED]   2. Vote Through the Internet. You may cast your vote
                       using the Internet by logging into the Internet address located on the enclosed proxy ballot(s) and following the instructions on the website.

[GRAPHIC OMITTED]   3. Vote by Mail. You may cast your vote by signing,
                       dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided. If convenient for you, please utilize one of the voting options above so that your vote will be received no later than October 14th.

Thank you for your assistance with this important matter. If you have voted since this letter was mailed, we thank you for casting your vote. Otherwise, please take a moment now to vote.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board


          The address and phone number of First Trust Advisors L.P. and
                 First Trust Strategic High Income Fund III are
          120 East Liberty Drive, Wheaton, IL 60187 and 630-765-8000.

                                                                             OBO